UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

NORTHWEST PIPE COMPANY
(Exact name of registrant as specified in its charter)

Oregon	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100
Vancouver, WA 98684
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 360-397-6250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 22, 2023, Irma Lockridge was unanimously elected to the Board of Directors of Northwest Pipe Company (the “Company”) for a term expiring at the Company’s next Annual Meeting of Shareholders. The Company’s Board of Directors (the “Board”) has determined that Ms. Lockridge is an independent director in accordance with the Company’s Corporate Governance Principles, which are consistent with the independence standards set forth by the Nasdaq Stock Market. The Board expects to appoint Ms. Lockridge to one or more committees of the Board at a later date.

Ms. Lockridge is the Chief People and Systems Officer at CoorsTek, a global engineered ceramics manufacturer. Ms. Lockridge’s responsibilities include leading the human resources function, corporate communications, and information systems. Prior to CoorsTek, Ms. Lockridge served as senior vice president of human resources in several businesses including Newell Brands, Western Union, TeleTech, and Colorado Casualty/Liberty Mutual Insurance. Ms. Lockridge has previous experience on both publicly traded and private company boards, and currently serves on the Board of Directors of Trinity Capital (NASDAQ: TRIN, TRINL). Ms. Lockridge holds a Bachelor’s degree in Management from the Wharton Business School at the University of Pennsylvania and has engaged in Executive Leadership Training from Harvard Business School.

Ms. Lockridge will receive compensation for her service on the Board consistent with that provided to all other non-employee directors, as described under the caption “Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2022, as adjusted by the Board from time to time.

There are no arrangements or understandings between Ms. Lockridge and any other persons regarding her appointment to the Board, nor is Ms. Lockridge a party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S‑K.

The Company issued a press release on February 24, 2023 announcing the election of Ms. Lockridge to the Company’s Board of Directors. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Press Release issued by Northwest Pipe Company dated February 24, 2023

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 28, 2023.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Aaron Wilkins
Aaron Wilkins
Senior Vice President, Chief Financial Officer, and Corporate Secretary